                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                          ----------------------------

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                         May 14, 1999 (March 18, 1999)
                                 ------------
                Date of Report (Date of earliest event reported)

                         HEARST-ARGYLE TELEVISION, INC.
                         ------------------------------
             (Exact Name of Registrant as Specified in its Charter)



      Delaware                      000-27000                    74-271753
      --------                      ---------                    ---------
(State of Organization)     (Commission File Number)   (IRS Employer Identification No.)



                               888 Seventh Avenue
                            New York, New York 10106
                            ------------------------
        (Address of Registrant's Principal Executive Office) (Zip Code)

                                 (212) 887-6800
                                 --------------
              (Registrant's telephone number, including area code)
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Item 2. Acquisition or Disposition of Assets.
        ------------------------------------

     As previously reported on Hearst-Argyle Television, Inc.'s (the "Company") Current Report on Form 8-K filed on March 26, 1999 (which is being amended by this Amendment No. 1), on that date the Company completed its acquisition of the television and radio broadcast business operations of Pulitzer Publishing Company, a Delaware corporation ("Pulitzer"), pursuant to the Amended and Restated Agreement and Plan of Merger, dated as of May 25, 1998, by and among the Company, Pulitzer and Pulitzer Inc., a Delaware corporation and wholly-owned subsidiary of Pulitzer. Attached hereto are the consolidated financial statements of Pulitzer Broadcasting Company and the unaudited pro forma combined condensed financial information of the Company which are required to be filed by Form 8-K.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
        ------------------------------------------------------------------

     (a) Financial statements of businesses acquired.

         Pulitzer Broadcasting Company and Subsidiaries consolidated financial statements as of December 31, 1998 and 1997 and for each of the three years in the period ended December 31, 1998.

     (b) Pro forma financial information.

         Unaudited Pro Forma Combined Condensed Financial Statements of Hearst-Argyle Television, Inc. (giving effect to the Merger, as of December 31, 1998).

     (c) Exhibits

         23.1  Consent of Deloitte & Touche LLP.

         99.1 Pulitzer Broadcasting Company and Subsidiaries consolidated financial statements as of December 31, 1998 and 1997 and for each of the three years in the period ended December 31, 1998, 1997 and 1996.

         99.2 Unaudited Pro Forma Combined Condensed Financial Statements of Hearst-Argyle Television, Inc. (giving effect to the Merger, as of December 31, 1998).
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                              HEARST-ARGYLE TELEVISION, INC.


                              By: /s/ Dean H. Blythe
                                 ----------------------------------
                                Dean H. Blythe
                                Senior Vice President - Corporate
                                Development, Secretary and General Counsel

Date:  May 14, 1999

                                 EXHIBIT INDEX


Exhibit No.       Exhibit
-----------       -------

23.1              Consent of Deloitte & Touche LLP.

99.1 Pulitzer Broadcasting Company and Subsidiaries consolidated financial statements as of December 31, 1998 and 1997 and for each of the three years in the period ended December 31, 1998.

99.2 Unaudited Pro Forma Combined Condensed Financial Statements of Hearst-Argyle Television, Inc. (giving effect to the Merger, as of December 31, 1998).